EXHIBIT 10.6

PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT, dated May 1, 2011, by and between AVENUE EXCHANGE CORP., a Delaware corporation (the “Pledgor”), and MARK E. ASTROM (the “Lender”), pursuant to the provisions of that certain Promissory Note, of even date herewith (as the same may be amended, supplemented, waived or otherwise modified from time to time, the “Promissory Note”), made by the Pledgor in favor of the Lender,

W I T N E S S E T H:

WHEREAS, the Pledgor owes $473,933.65 to the Lender, pursuant to the Promissory Note, upon the terms and subject to the conditions set forth therein;

WHEREAS, the Pledgor is the legal and beneficial owner of Shares (as hereinafter defined) issued by the Issuer; and

WHEREAS, the Pledgor has agreed in the Promissory Note execute and deliver this Agreement to the Lender,

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which the Pledgor hereby acknowledges, the Pledgor hereby agrees with the Lender as follows:

1. Defined Terms.

(a) Unless otherwise defined herein, terms defined in the Promissory Note are used herein as defined therein.

(b) The following terms shall have the following meanings:

“Additional Shares”: as defined in Section 5(a).

“Agreement”: this Pledge Agreement, as the same may be amended, supplemented, waived or otherwise modified from time to time.

“Applicable Law”: all laws, rules and regulations applicable to the Person, conduct, transaction or covenant in question, including all applicable common law and equitable principles; all provisions of all applicable state, federal and foreign constitutions, statutes, rules, regulations and orders of governmental bodies; and all orders, judgments and decrees of all courts and arbitrators.

“Code”: the Uniform Commercial Code (or any successor statute) as adopted and in force in the State of Florida or, when the laws of any other state govern the method or manner of the perfection or enforcement of any security interest in any of the Collateral, the Uniform Commercial Code (or any successor statute) of such state.

“Collateral”: all of the Pledgor’s right, title and interest in and to the Shares and all Proceeds thereof.

“Equity Interest”: the interest of (i) a shareholder in a corporation, (ii) a partner (whether general or limited) in a partnership (whether general, limited or limited liability), (iii) a member in a limited liability company, or (iv) any other Person having any other form of equity security or ownership interest.

“Issuer”: EYES ENTERPRISES, INC., a Delaware corporation, which is the issuer of the Shares.

“Lien”: any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on common law, statute or contract. The term “Lien” shall also include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting Property. For the purpose of this Agreement, each Person shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement or other arrangement pursuant to which title to the Property has been retained by or vested in another Person for security purposes. In no event shall the term “Lien” be deemed to include any license of Intellectual Property unless such license contains a grant of a security interest in such Intellectual Property.

“Material Adverse Effect”: the effect of any event or condition which, alone or when taken together with other events or conditions occurring or existing concurrently therewith, (i) has a material adverse effect upon the business, operations, Properties or condition (financial or otherwise) of the Pledgor; (ii) has or may be reasonably expected to have any material adverse effect whatsoever upon the validity or enforceability of this Agreement or the Promissory Note; (iii) has any material adverse effect upon the value of the whole or any material part of the Collateral, the Lien under this Agreement or the priority of any such Liens; (iv) materially impairs the ability of the Pledgee to perform its Promissory Note under this Agreement or the Promissory Note, including repayment of any of the Promissory Note when due; or (v) materially impairs the ability of the Lender to enforce or collect the Promissory Note or realize upon the Collateral in accordance with the this Agreement, the Promissory Note and Applicable Law.

“Person”: an individual, partnership, corporation, limited liability company, limited liability partnership, joint stock company, land trust, business trust, or unincorporated organization, or a government or agency or political subdivision thereof.

“Property”: any interest in any kind of property or asset, whether real, personal or mixed, and whether tangible or intangible.

“Shares”: 10,000 shares of the Common Stock, par value, $0.01 per share, of the Issuer, together with all certificates, options or similar rights of any nature whatsoever or any investment property (as defined in the Code) in the Issuer, in each case that may be issued to or held by the Pledgor while this Agreement is in effect, including Additional Shares.

“Proceeds”: all “proceeds,” as such term is defined in Section 679.1021(1)(lll) of the 2010 Florida Statutes, and, which in any event shall include, without limitation, all dividends or other income from the Shares, collections thereon or distributions with respect thereto.

“Securities Act”: the Securities Act of 1933, as amended.

(c) The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement and section and paragraph references are to this Agreement unless otherwise specified.

(d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

2. Pledge; Grant of Security Interest. The Pledgor hereby pledges to the Lender a security interest in the Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the obligations of the Pledgor under the Promissory Note, and hereby agrees that it will deliver or cause to be delivered to the Lender, all certificates representing the Shares no later than the date hereof, except for any certificates representing Additional Shares, which shall be forthwith delivered to Lender upon the Pledgor’s receipt thereof.

3. Stock Powers. Concurrently with the delivery to the Lender of each certificate representing any Shares pursuant to paragraph 2 above, the Pledgor shall deliver an undated stock power or other instrument of transfer covering such certificate, duly executed in blank by the Pledgor with its signature guaranteed by a so-called “Medallion Guaranty.”

4. Representations and Warranties. The Pledgor represents and warrants that:

(a) The Shares constitute 100% of the issued and outstanding Equity Interest of the Issuer on the date hereof.

(b) The Shares have been (or, with respect to Additional Shares, when pledged to the Lender, will be) duly and validly issued and are (or, with respect to Additional Shares, when pledged to the Lender, will be) fully paid and nonassessable.

(c) The Pledgor is (or, with respect to Additional Shares, when pledged to the Lender, will be) the record and beneficial owner of, and has (or, with respect to Additional Shares, when pledged to the Lender will have) good and marketable title to, the Shares, free of any and all Liens or options in favor of, or material adverse claims on any of the Shares by, any other Person, except the security interest created by this Agreement and Liens arising by operation of law.

(d) There are no contractual or charter restrictions upon the voting rights or upon the transfer of any of the Collateral for which the consent from the applicable party has not been obtained previously.

(e) The Pledgor has the right to vote, pledge and grant a security interest in or otherwise transfer the Collateral without the consent of any other party that has not been obtained previously and free of any Liens (other than Liens, if any, permitted under the Promissory Note), and without any restriction under the certificate of incorporation and by-laws of the Pledgor or the Issuer or any agreement among the Pledgor’s or the Issuer’s equity holders.

(f) This Agreement has been duly authorized, executed and delivered by the Pledgor and constitutes the legal, valid and binding obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and any implied covenant of good faith and fair dealing.

(g) The execution, delivery and performance by the Pledgor of this Agreement and the exercise by the Lender of its rights and remedies hereunder do not and will not result in the violation of (i) the certificate of incorporation or by-laws of the Pledgor, (ii) any agreement, indenture or instrument by which the Pledgor or the Issuer is bound to the extent that any such violation could reasonably be expected to have a Material Adverse Effect or (iii) Applicable Law to which the Pledgor or the Issuer is subject (except that the Pledgor makes no representation or warranty respecting Lender’s prospective compliance with any federal or state laws or regulations governing the sale or exchange of securities).

(h) The Shares are not now nor will they hereafter be held or maintained in the form of a securities entitlement or credited to any securities account.

(i) The Shares are now and will hereafter be represented by one or more certificates.

(j) Upon delivery to the Lender of the certificate or certificates representing all of the Shares, the security interest created by this Agreement, assuming the continuing possession of said certificate or certificates by the Lender, will constitute a valid and perfected first priority security interest in the Collateral to the extent provided in the Code, enforceable in accordance with its terms against all creditors of the Pledgor and any Persons purporting to purchase any Collateral from the Pledgor, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; provided, however, that the above representation and warranty does not apply to any Lien arising by operation of law and entitled to a priority over the security interest created by this Agreement.

5. Covenants. The Pledgor covenants and agrees with the Lender that,

(a) from and after the date of this Agreement and thereafter until payment in full of the Promissory Note:

(1) If the Pledgor shall, as a result of its ownership of the Shares, become entitled to receive or shall receive any certificate (including, without limitation, any certificate representing a dividend payable in the form of an Equity Interest or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), stock option or similar rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any Shares, or otherwise in respect thereof (collectively, the “Additional Shares”), the Pledgor shall accept the same as the agent of the Lender, hold the same in trust for the Lender and deliver the same forthwith to the Lender in the exact form received, duly indorsed by the Pledgor to the Lender, together with an undated stock power covering such certificate duly executed in blank by the Pledgor and with the signature guaranteed by a so-called “Medallion Guarantee”, to be held by the Lender, subject to the terms hereof, as additional collateral security for the Promissory Note. Any sums paid upon or in respect of the Shares upon the liquidation or dissolution of the Issuer shall be paid over to the Lender to be held by it hereunder as additional collateral security for the Promissory Note, and in case any Property shall be distributed upon or with respect to the Shares pursuant to the recapitalization or reclassification of the capital of the Issuer or pursuant to the reorganization thereof, the Property so distributed shall be delivered to the Lender to be held by it hereunder as additional collateral security for the Promissory Note. If any such sums of money or property so paid or distributed in respect of the Shares shall be received by the Pledgor, the Pledgor shall, until such money or property is paid or delivered to the Lender, hold such money or property in trust for the Lender, segregated from other funds of the Pledgor, as additional collateral security for the Promissory Note.

(2) Without the prior written consent of the Lender, the Pledgor will not vote to enable, or take any other action to permit, the Issuer to issue any Equity Interests of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any Equity Interests of any nature of the Issuer, to any Person other than the Pledgor, sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, or create, incur or permit to exist any Lien or option in favor of, or any material adverse claim of any Person with respect to, any of the Collateral, or any interest therein, except for the security interest created by this Agreement and Liens arising by operation of law.

(3) The Pledgor shall defend the security interest created by this Agreement as a perfected security interest against claims and demands of all Persons whomsoever. At any time and from time to time, upon the written request of the Lender, and at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Lender may reasonably request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted. In the event that an Event of Default has occurred and is continuing, if any amount payable under or in connection with any of the Collateral shall be or become evidenced by any instrument (including any promissory note) or chattel paper (in each case as defined in the Code), such instrument or chattel paper shall be immediately delivered to the Lender, duly endorsed in a manner satisfactory to the Lender, to be held as Collateral pursuant to this Agreement. Prior to such delivery, the Pledgor shall hold all such instruments and chattel paper in trust for the Lender and shall not commingle any of the foregoing with any assets of the Pledgor.

(4) The Pledgor shall pay, and save the Lender harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

(b) It will cause its wholly owned subsidiary, EYES ENTERPRISES, INC., a Delaware corporation, to execute and deliver the Acknowledgment and Consent of Issuer annexed hereto as Exhibit A to the Lender.

6. Cash Dividends; Voting Rights. Unless an Event of Default shall have occurred and be continuing and the Lender shall have given notice to the Pledgor of the Lender’s intent to exercise its corresponding rights pursuant to paragraph 7 below, the Pledgor shall be permitted to receive all cash dividends paid or made in respect of the Shares and to exercise all voting and other rights with respect to the Shares; provided, however, that no vote shall be cast or right be exercised or other action taken which would materially impair the Collateral or result in any violation of any covenant or other provision of the Promissory Note or this Agreement.

7. Rights of the Lender. If an Event of Default shall occur and be continuing and the Lender shall give notice to the Pledgor of its intent to exercise such rights, (i) the Lender shall have the right to receive any and all cash dividends paid in respect of the Shares and make application thereof to the Promissory Note in such order as the Lender may determine and (ii) the Lender shall have the right to cause all of the Shares to be registered in the name of the Lender or its nominee, and the Lender or its nominee may thereafter exercise (x) all voting and other rights pertaining to such Shares at any meeting of Equity Holders of the Issuer or otherwise and (y) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such Shares as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Shares upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the structure of the Issuer, or upon the exercise by the Pledgor or the Lender of any right, privilege or option pertaining to such Shares, and in connection therewith, the right to deposit and deliver any and all of the Shares with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Lender may determine), all without liability (other than for its gross negligence or willful misconduct) except to account for Property actually received by it, but the Lender shall have no duty to the Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing; provided that the Lender shall not exercise any voting or other consensual rights pertaining to the Shares in any way that would constitute an exercise of the remedies described in paragraph 8 other than in accordance with such paragraph.

8. Remedies. If an Event of Default shall occur and be continuing, the Lender may exercise all rights and remedies of a secured party under the Code, and, to the extent permitted by law, all other rights and remedies granted in this Agreement and the Promissory Note. Without limiting the generality of the foregoing, the Lender, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Pledgor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances, to the extent permitted by law, forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at such place and upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Lender shall have the right, to the extent permitted by law, upon any such sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity the Pledgor hereby waives and/or releases. The Lender shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Lender hereunder, including, without limitation, reasonable attorneys’ fees and disbursements of counsel to the Lender, to the payment in whole or in part of the Promissory Note, in such order as the Lender may elect, and only after such application and after the payment by the

Lender of any other amount required by any provision of law, including, without limitation, Section 671.615(a) of Title XXXIX of the 2010 Florida Statutes, need the Lender account for the surplus, if any, to the Pledgor. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands it may acquire against the Lender arising out of the repossession, retention or sale of the Collateral, other than any such claims, damages and demands that may arise from the gross negligence or willful misconduct of any of them. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Pledgor shall remain liable for any deficiency if the proceeds of any sale or other disposition of Collateral are insufficient to pay the Promissory Note and the fees and disbursements of any attorneys employed by the Lender to collect such deficiency.

9. Registration Rights; Private Sales.

(a) If the Lender shall determine to exercise its right to sell any or all of the Shares pursuant to paragraph 8 hereof, and if in the reasonable opinion of the Lender it is necessary or reasonably advisable to have the Shares, or the portion thereof to be sold, registered under the Securities Act, the Pledgor will use its best efforts to cause the Issuer (i) to execute and deliver, and cause the directors and officers of the Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the reasonable opinion of the Lender, necessary or reasonably advisable to register the Shares to be sold, or that portion thereof to be sold under the provisions of the Securities Act, (ii) to use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of not more than one year from the date of the first public offering of the Shares, or the portion thereof to be sold, ending when all such Shares are sold, and (iii) to make all amendments thereto and/or to the related prospectus which, in the reasonable opinion of the Lender, are necessary or reasonably advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the United States Securities and Exchange Commission applicable thereto. If the Lender shall determine to exercise its right to sell any or all of the Shares pursuant to paragraph 8 hereof, and if in the reasonable opinion of the Lender it is necessary or reasonably advisable to comply with the provisions of the securities or “Blue Sky” laws of any jurisdiction, the Pledgor agrees to use its best efforts to cause each such Issuer to comply with the provisions of the securities or “Blue Sky” laws of any and all jurisdictions which the Lender shall reasonably designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

(b) The Pledgor recognizes that the Lender may be unable to effect a public sale of any or all the Shares, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Lender shall be under no obligation to delay a sale of any of the Shares for the period of time necessary to permit the Issuer to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the Issuer would agree to do so.

(c) The Pledgor further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Shares pursuant to this paragraph 9 valid and binding and in compliance with any and all other applicable requirements of law. The Pledgor further agrees that a breach of any of the covenants contained in this paragraph 9 will cause irreparable injury to the Lender, that the Lender have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against the Pledgor, and, to the extent permitted by law, the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants, except for the defense that no Event of Default has occurred and is continuing under the Promissory Note.

10. Irrevocable Authorization and Instruction to Issuer. The Pledgor hereby authorizes and instructs the Issuer to comply with any instruction received by it from the Lender in writing that (a) states that an Event of Default has occurred and is continuing and (b) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from the Pledgor, and the Pledgor agrees that the Issuer shall be fully protected in so complying. Furthermore, to the extent any portion of the Collateral may now or hereafter consist of uncertificated securities within the meaning of Title XXXIX, Section 678.1021(1)(r) of the 2010 Florida Statutes, the Pledgor irrevocably authorizes and instructs the Issuer to comply with any instruction received by it from the Lender with respect to such Collateral without any other or further instructions from or consent of the Pledgor, and the Pledgor agrees that the Issuer shall be fully protected in so complying; provided, however, that the Lender agrees that it will not issue or deliver any instructions to the Issuer except after the occurrence and during the continuation of an Event of Default.

11. Lender’s Appointment as Attorney-in-Fact.

(a) The Pledgor hereby irrevocably constitutes and appoints the Lender and any officer or Lender, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Pledgor and in the name of the Pledgor or in the Lender’s own name, from time to time in the Lender’s discretion, in the event that an Event of Default has occurred and is continuing, and to the extent permitted by law, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or reasonably desirable to accomplish the purposes of this Agreement, including, without limitation, any financing statements, endorsements, assignments or other instruments of transfer.

(b) The Pledgor hereby ratifies all that said attorneys shall lawfully do or cause to be done pursuant to the power of attorney granted in this paragraph 11. All powers, authorizations and agencies contained in this Agreement with respect to the Collateral are powers coupled with an interest and are irrevocable until payment in full of the Promissory Note.

12. Duty of Lender. The Lender’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 671.2071 of Title

XXXIX of the 2010 Florida Statutes or otherwise, shall be to deal with it in the same manner as the Lender deals with similar securities and property for its own account. Neither the Lender nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

13. Authorization to File Financing Statements, Etc. Pursuant to any applicable law, the Pledgor authorizes the Lender to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the further signature or consent of the Pledgor in such form and in such offices as the Lender determines appropriate to perfect the security interest of the Lender under this Agreement.

14. Notices. All notices, requests and demands under this Agreement shall be given, and shall be deemed effective, in accordance with the provisions of the Promissory Note. The Lender and the Pledgor may change its address for notices by notice in the manner provided in the Promissory Note.

15. Release of Collateral and Termination. At such time as the Promissory Note has been paid in full, the Collateral shall be released from the Lien created hereby, and this Agreement shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Pledgor. Upon request of the Pledgor following any such termination, the Lender shall deliver (at the sole cost and expense of the Pledgor) to the Pledgor any Collateral held by the Lender hereunder, and execute and deliver (at the sole cost and expense of the Pledgor) to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination.

16. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

17. Amendments in Writing; No Waiver; Cumulative Remedies.

(a) None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Pledgor and the Lender.

(b) The Lender shall not by any act (except by a written instrument pursuant to paragraph 17 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have on any future occasion.

(c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

18. Section Headings. The section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or to be taken into consideration in the interpretation hereof.

19. Successors and Assigns. This Agreement shall be binding upon the heirs, administrators, successors and assigns of the respective parties.

20. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF). Each of the Parties hereby:

a. irrevocably consents and submit to the jurisdiction of the Courts of the State of Florida and waives any objection based on venue or forum non conveniens with respect to any action instituted therein arising under this Agreement, in each case whether now existing or hereafter arising, and whether in contract, tort, equity or otherwise, and agrees that any dispute arising out of the relationship between the Parties or their conduct in connection with this Agreement or otherwise shall be heard only in the courts described above; and

b. WAIVES TO THE FULL EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered as of the date first above written.

AVENUE EXCHANGE CORP.
/s/ Mark E. Astrom
By:	/s/ Mark E. Astrom	Mark E. Astrom
Mark E. Astrom
President

EXHIBIT A
ACKNOWLEDGEMENT AND CONSENT OF ISSUER

The undersigned hereby acknowledges receipt of a copy of the attached Pledge Agreement, dated as of May 1, 2011, by and between AVENUE EXCHANGE CORP., a Delaware corporation (“Avenue”), and MARK E. ASTROM (the “Pledge Agreement”). The undersigned agrees for the benefit of the Lender as follows:

1. The undersigned will be bound by the terms of the Pledge Agreement and will comply with the terms thereof insofar as such terms are applicable to the undersigned.

2. The undersigned will notify the Lender promptly in writing of the occurrence of any of the events described in paragraph 5(a) of the Pledge Agreement.

3. The terms of paragraph 9 of the Pledge Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it under or pursuant to or arising out of Section 9 of the Pledge Agreement.

4. With respect to any of the Collateral that may now or hereafter consist of uncertificated securities within the meaning of Title XXXIX, Section 678.1021(1)(r) of the 2010 Florida Statutes, the undersigned will comply with instructions originated by the Lender without the further consent of the Pledgor.

Terms that are used herein and that are defined in the Pledge Agreement shall have the meanings ascribed to them therein.

EYES ENTERPRISES, INC.

/s/ Mark E. Astrom
By:	Mark E. Astrom
President

Address for Notices:

2202 North West Shore Blvd.
Tampa, FL 33607